UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): January 3, 2019
Diebold Nixdorf, Incorporated

(Exact name of registrant as specified in its charter)

Ohio	1-4879	34-0183970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5995 Mayfair Road, P.O. Box 3077, North Canton, Ohio		44720-8077
(Address of principal executive offices)		(Zip Code)
Registrant's telephone number, including area code: (330) 490-4000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company        ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to
     Section 13(a) of the Exchange Act.     ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain
Officers; Compensatory Arrangements of Certain Officers.

On January 4, 2019, Diebold Nixdorf, Incorporated (the “Company”) announced the appointment of Jeffrey Rutherford as Chief Financial Officer effective immediately. Mr. Rutherford has served as the Company’s interim Chief Financial Officer since October 1, 2018, and will continue to serve as the Company’s principal financial officer and principal accounting officer in this permanent position.

Mr. Rutherford, age 58, served as Chairman, Interim President and Interim Chief Executive Officer of Edgewater Technology, Inc. (NASDAQ: EDGW), a technology consulting firm, from 2017 until its recent merger on November 1, 2018. He served as Vice President and Chief Financial Officer of Ferro Corporation (NYSE: FOE), an international coatings manufacturing company, from 2014 to 2016. Prior to this, he served as Vice President and Chief Financial Officer of Park-Ohio Holdings Corp. (NASDAQ: PKOH), a diversified manufacturing company, from 2008 to 2012.

In connection with his service as the Company’s Chief Financial Officer, Mr. Rutherford will receive an annual base salary of $600,000 and initial annual cash incentive award target at $600,000 (which represents 100% of his base salary), and he will be eligible for long-term incentive plan awards as determined by the Company.  Mr. Rutherford will be entitled to severance benefits to the extent provided in the Company’s Senior Leader Severance Plan, and he entered into a change in control agreement with the Company that is consistent with the Company’s existing program.

There are no arrangements or understandings between Mr. Rutherford and any other persons pursuant to which Mr. Rutherford was selected as Chief Financial Officer, nor are there any family relationships between Mr. Rutherford and any of the Company’s directors or executive officers. There have been no transactions involving the Company or any of its subsidiaries in which Mr. Rutherford has or will have a direct or indirect material interest that are required to be disclosed by Item 404(a) of Regulation S-K.

Item 7.01. Regulation FD Disclosure.

On January 4, 2019, the Company issued a press release related to the events described in Item 5.02. A copy of the press release is attached hereto as Exhibit 99.1 and furnished herewith.

Item 9.01. Financial Statements and Exhibits
  (d) Exhibits.

Exhibit Number	Description
99.1	News Release of Diebold Nixdorf, Incorporated dated January 4, 2019

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Diebold Nixdorf, Incorporated
January 4, 2019	By:	/s/ Jonathan B. Leiken
		Name:	Jonathan B. Leiken
		Title:	Senior Vice President, Chief Legal Officer and Secretary